UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2019

Tapinator, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-224531	46-3731133
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

110 West 40th Street, Suite 1902 New York, NY	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 930-6232

(Former name or former address, if changed since last report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:  None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 31, 2019, Tapinator, Inc. (the “Company”) announced an amendment to its Restated Certificate of Incorporation (the “Amendment”) to effect (i) a 1-for-160 reverse stock split, such that every 160 shares of the Company’s common stock will be combined and reclassified into a single share of common stock at the effective time of the reverse stock split (the “Reverse Stock Split”), and (ii) a reduction in the number of authorized shares of common stock from 250,000,000 to 25,000,000 (the “Authorized Share Reduction”). The Reverse Stock Split and Authorized Share Reduction will become effective on December 31, 2019 at 5:30 p.m. Eastern Time, and the Company’s common stock will begin trading on a post-Reverse Stock Split basis at the opening of regular trading hours on January 2, 2020. Holders of more than a majority of the Company’s outstanding shares of common stock previously approved the Reverse Stock Split and Authorized Share Reduction at the Company’s Special Meeting of Stockholders on November 25, 2019.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

Item 8.01  Other Events.

On December 31, 2019, the Company issued a press release announcing the Reverse Stock Split and Authorized Share Reduction. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to Restated Certificate of Incorporation of Tapinator, Inc. (amendment no. 2).
99.1	Press release issued by Tapinator, Inc., dated December 31, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 31, 2019

TAPINATOR, INC.

		By:	/s/ Ilya Nikolayev
Ilya Nikolayev
Chief Executive Officer